American Skandia Advisor Funds, Incorporated
    Supplement dated October 7, 1998 to the Prospectus dated August 19, 1998

                    ASAF Neuberger&Berman Mid-Cap Value Fund

         Effective October 5, 1998 S. Basu Mullick joins Michael M. Kassen and Robert I. Gendelman as a portfolio manager of the ASAF Neuberger&Berman Mid-Cap Value Fund. Accordingly, the section of the prospectus entitled "Organization and Capitalization of the Company -- Sub-advisors -- Neuberger&Berman Management Incorporated" (page 85) is amended by deleting the second paragraph and replacing it with the following:

     The portfolio managers responsible for the day-to-day management of ASAF Neuberger&Berman Mid-Cap Value Fund are Michael M. Kassen, Robert I.
     Gendelman and S. Basu Mullick. Mr. Kassen and Mr. Gendelman have been managing the Fund since N&B Management became the Fund's Sub-Advisor in August 1998, and Mr. Mullick has been managing the Fund since October 1998. Mr. Kassen has been a Vice President of N&B Management and a principal of Neuberger&Berman since December 1992, and was an employee of N&B Management from 1990 to December 1992. Mr. Gendelman is a principal of Neuberger&Berman and has been with N&B Management since 1994, where he is currently a Vice President. He was a portfolio manager for another mutual fund manager from 1992 to 1993. Mr. Mullick has been a Vice President of N&B Management since October 1998. From 1993 to 1998, Mr. Mullick was a portfolio manager for a prominent investment adviser.